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Exhibit 10.1(c)

        SECOND AMENDMENT

        THIS SECOND AMENDMENT (this "Amendment") dated as of February 17, 2011 to the Credit Agreement referenced below is by and among Advance America, Cash Advance Centers, Inc., a Delaware corporation (the "Borrower"), the Guarantors identified on the signature pages hereto (the "Guarantors"), the Lenders identified on the signature pages hereto and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent").

W I T N E S S E T H

        WHEREAS, a revolving credit facility has been extended to the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of March 24, 2008 among the Borrower, the Guarantors, the Lenders identified therein and the Administrative Agent; and

        WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms set forth herein.

        NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Defined Terms.    Capitalized terms used herein but not defined herein shall have the meanings provided to such terms in the Credit Agreement.

        2.    Amendment.    In Section 8.7(c) of the Credit Agreement the reference to "$1.5 million" is amended to read "$4 million".

        3.    Conditions Precedent.    This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

          (a)   the execution of this Amendment by the Credit Parties and the Required Lenders; and

          (b)   the payment by the Borrower to the Administrative Agent, for the account of each Lender that executes this Amendment by 5:00 pm Eastern time on February 16, 2011, of an amendment fee equal to 5 basis points on each such Lender's Revolving Commitment.

        4.    Amendment is a "Credit Document".    This Amendment is a Credit Document and all references to a "Credit Document" in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Amendment.

        5.    Representations and Warranties; No Default.    Each Credit Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) each of the representations and warranties of each Credit Party contained in the Credit Agreement or any other Credit Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are be true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default exists.

        6.    Reaffirmation of Obligations.    Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party's obligations under the Credit Documents.

        7.    Reaffirmation of Security Interests.    Each Credit Party (a) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Credit Documents.

        8.    Counterparts; Delivery.    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

        9.    Governing Law.    This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

[Signature Pages Follow]

2

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER:
ADVANCE AMERICA, CASH ADVANCE CENTERS, INC., a Delaware corporation
By:	/s/ Kenneth E. Compton
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President
GUARANTORS:
AARC, INC., a Delaware corporation
By:	W. Thomas Newell
Name:	W. Thomas Newell
Title:	President
ADVANCE AMERICA SERVICING OF ARKANSAS, INC., a Delaware corporation
ADVANCE AMERICA SERVICING OF INDIANA, INC., a Delaware corporation
ADVANCE AMERICA LEASING SERVICES, INC., a Delaware corporation
AAIC, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALABAMA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALASKA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARIZONA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARKANSAS, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF CALIFORNIA, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF COLORADO, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF CONNECTICUT, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF DELAWARE, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF DISTRICT OF COLUMBIA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF FLORIDA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF GEORGIA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF HAWAII, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF IDAHO, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ILLINOIS, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF INDIANA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF IOWA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KANSAS, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KENTUCKY, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF LOUISIANA, LLC,
a Delaware limited liability company
By:	/s/ Kenneth E. Compton
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President

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ADVANCE AMERICA, CASH ADVANCE CENTERS OF MAINE, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MARYLAND, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MASSACHUSETTS, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MICHIGAN, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MINNESOTA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSISSIPPI, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSOURI, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MONTANA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEBRASKA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEVADA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW HAMPSHIRE, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW JERSEY, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW MEXICO, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW YORK, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH CAROLINA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH DAKOTA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OHIO, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OKLAHOMA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OREGON, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF PENNSYLVANIA, LLC, a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF RHODE ISLAND, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH CAROLINA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH DAKOTA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF TENNESSEE, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF UTAH, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF VERMONT, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF VIRGINIA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WASHINGTON, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WEST VIRGINIA, INC., a Delaware corporation

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ADVANCE AMERICA, CASH ADVANCE CENTERS OF WISCONSIN, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WYOMING, INC., a Delaware corporation
ADVANCE AMERICA SERVICING OF GEORGIA, INC., a Delaware corporation
MCKENZIE CHECK ADVANCE OF ALABAMA, L.L.C., a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF ARKANSAS, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF COLORADO, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF INDIANA, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF IOWA, L.L.C., a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF KANSAS, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF MISSISSIPPI, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF NEBRASKA, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF NEW JERSEY, L.L.C., a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF OHIO, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF OREGON, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF WASHINGTON, L.L.C., a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF WISCONSIN, LLC, a Tennessee limited liability company
By:	/s/ Kenneth E. Compton
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President

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NCA OF MISSOURI, INC., a Delaware corporation
NCAS OF DELAWARE, LLC, a Delaware limited liability company
NCAS OF NEW JERSEY, LLC, a Delaware limited liability company
AA CHALLENGER, LLC, a Delaware limited liability company
AA AIR, LLC, a Delaware limited liability company
ADVANCE AMERICA MONEY.COM, INC., a Delaware corporation
ACSO OF MICHIGAN, INC., a Delaware corporation
NCA OF LOUISIANA, LLC, a Delaware limited liability company
AA CANADA HOLDINGS, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF PUERTO RICO, INC., a Delaware corporation
ADVANCE AMERICA INDUSTRIAL LOAN SERVICES OF GEORGIA, INC., a Delaware corporation
ADVANCE AMERICA SMALL LOANS OF OHIO, INC., a Delaware corporatio
By:	/s/ Kenneth E. Compton
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President
ACSO OF TEXAS, L.P., a Texas limited partnership
ADVANCE AMERICA SERVICING OF TEXAS, L.P., a Texas limited partnership
By:	ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC., a Delaware corporation and its general partner
	By:	/s/ Kenneth E. Compton
	Name:	Kenneth E. Compton
	Title:	Chief Executive Officer and President
W.P.S. SYSTEMS, LTD. OF NEW ENGLAND, a Rhode Island corporation
By:	ADVANCE AMERICA, CASH ADVANCE CENTERS OF RHODE ISLAND, INC., a Delaware corporation
	By:	/s/ Kenneth E. Compton
	Name:	Kenneth E. Compton
	Title:	Chief Executive Officer and President
ACSO OF ARIZONA, INC., a Delaware corporation
ADVANCE AMERICA, REVOLVING CREDIT OF VIRGINIA, INC., a Delaware corporation
By:	/s/ Kenneth E. Compton
Name:	Kenneth E. Compton
Title:	President
ADVANCE AMERICA SMALL LOANS OF OHIO, INC., a Delaware corporatioj
MCKENZIE SMALL LOANS OF OHIO, INC., a Delaware corporation
By:	/s/ Kenneth E. Compton
Name:	Kenneth E. Compton
Title:	Secretary

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ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ Anne Zeschke
	Name:	Anne Zeschke
	Title:	Vice President
LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender
	By:	/s/ Scott K. Mitchell
	Name:	Scott K. Mitchell
	Title:	Senior Vice President
WELLS FARGO BANK NATIONAL ASSOCIATION
	By:	/s/ David S. Sampson
	Name:	David S. Sampson
	Title:	Senior Vice Prsident
US BANK NATIONAL ASSOCIATION
	By:	/s/ Kari Niermann
	Name:	Kari Niermann
	Title:	Assistant Vice President
PNC BANK, NATIONAL ASSOCIATION
	By:	/s/ Karla Vehres
	Name:	Karla Vehres
	Title:	Senior Vice President
UNION BANK, N.A.
	By:	/s/ Justin Brauer
	Name:	Justin Brauer
	Title:	Vice President
NATIONAL BANK OF SOUTH CAROLINA
	By:	/s/ Fred G. Williams
	Name:	Fred G. Williams
	Title:	Senior Vice President

[Signature Pages Continue]

BRANCH BANKING AND TRUST COMPANY
By:	/s/ Stan Parker
Name:	Stan Parker
Title:	Senior Vice President
TD BANK, N.A.
By:	Kevin N. Short
Name:	Kevin N. Short
Title:	Senior Vice President
BANK OF OKLAHOMA, N.A.
By:	/s/ Ryan K. Morris
Name:	Ryan K. Morris
Title:	Vice Prsident

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  Exhibit 10.1(c)